SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Core Plus Income Fund DWS VARIABLE SERIES I DWS Bond VIP DWS VARIABLE SERIES II DWS Core Fixed Income VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of each fund’s summary prospectus:

Kenneth R. Bowling, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

Jamie Guenther, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

John Brennan, Director. Portfolio Manager of the fund. Joined the fund in 2008.

Bruce Harley, CFA, CEBS, Director. Portfolio Manager of the fund. Joined the fund in 2008.

J. Richard Robben, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2008.

David Vignolo, CFA,Vice President. Portfolio Manager of the fund. Joined the fund in 2008.

J. Kevin Horsley, CFA, CPA, Director. Portfolio Manager of the fund. Joined the fund in 2008.

Stephen Willer, CFA,Vice President. Portfolio Manager of the fund. Joined the fund in 2008.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2011.

Please Retain This Supplement for Future Reference

February 1, 2011
PROSTKR-36